Exhibit 10.11

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

LETTER AGREEMENT

By and between

NOVARTIS TECHNOLOGY LLC

and

OCULIS SA

October 12, 2021

Novartis Technology LLC (“Novartis”), located at One Health Plaza, East Hanover, New Jersey 07936 United States (as successor to Alcon Research Ltd), and Oculis SA (“Company”) are the Parties to a certain License Agreement dated December 19, 2018, as amended on September 11, 2020 (the “Agreement”). This Letter Agreement clarifies and modifies certain terms of the Agreement with the aim of [***]. Capitalized terms not otherwise defined in this letter have the meanings set forth in the Agreement. The following terms apply notwithstanding anything contrary in the Agreement.

1.    [***]. “[***]” (see Section [***] of the Agreement) involve [***] and as such are [***]. The Parties wish to clarify the scope of activities that are deemed “[***]” under the Agreement and, as such, are [***]. As used in the Agreement, “[***]” shall mean only (i) [***], or (ii) [***]. As used herein, “[***]” means [***]. For clarity, [***].

Schedule 1 to this Letter Agreement sets out ***], and [***], as agreed by the Parties as of the Effective Date (date of last signature) of this Letter Agreement and as may be amended [***].

2.    [***]: Novartis has agreed to [***]. Accordingly, [***] as of the Effective Date (date of last signature) of this Letter Agreement is: [***]

3. Confidentiality Term. Unless [***]

{i) with respect to [***], [***] shall apply for [***], thus [***].

(ii) With respect to [***], [***]; provided that [***], Oculis shall [***].

4. Disclosure of Information.

(i) Disclosure of [***] to Third Parties (other than [***]) for [***] requires [***]. Once [***], a [***] shall be [***] upon [***] request. Oculis shall [***].

(ii) Disclosure of [***] to [***] for [***] does not require [***], but Oculis shall [***]. For clarity, [***] to [***] does not require [***].

(iii) Where Oculis or sublicensees are [***] of any [***] to [***], such [***] to the extent permitted [***]. Novartis may [***]. The Parties will work in good faith to [***] and shall [***] within [***] after such [***]. All other [***] remain subject to [***] of the Agreement.

(iv) [***] described under Sections 3 and 4 above [***].

Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Letter Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Letter Agreement.

This Letter Agreement shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Letter Agreement to be executed by their duly authorized representatives on the date above.

Novartis Technology LLC

DATE 10/12/2021

            /s/ Thomas N Kendris

Name: Thomas N Kendris

Title: President, Novartis Corporation

Oculis SA

DATE	10/19/2021	DATE	10/19/2021

Name:	/s/ Riad Sherif	Name:	/s/ Pall R. Johannesson

	Riad Sherif		Pall R. Johannesson

Title:	CEO	Title:	Chief Strategy Officer

Schedule 1

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